Exhibit 4.3
THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.
PREFERRED STOCK PURCHASE WARRANT

Warrant No. A-1	Number of Shares: 144,303 Series A Preferred Stock
Aruba Wireless Networks, Inc.
Effective as of March 3, 2003
Void after March 3, 2010
     1. Issuance. This Preferred Stock Purchase Warrant (the “Warrant”) is issued to Lighthouse Capital Partners IV, L.P. by Aruba Wireless Networks, Inc., a Delaware corporation (hereinafter with its successors called the “Company”).
     2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $0.667 (the “Purchase Price”), 144,303 fully paid and nonassessable shares of the Company’s Series A Preferred Stock, $0.0001 par value (the “Preferred Stock”).
Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.
     3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.
     4. Net Issue Election. Notwithstanding any provisions herein to the contrary, if the fair market value of one share of the Company’s Preferred Stock is greater than the Purchase Price (at the date of calculation as set forth below), the Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

1.

X= Y(A-B)
A

where:	X	=	the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

	Y	=	the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

	A	=	the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this Section 4.

	B	=	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.
          “Fair Market Value” of a share of Preferred Stock (or fully paid and nonassessable shares of the Company’s common stock, $0.0001 par value (the “Common Stock”) if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the “Determination Date”) shall mean:
          (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.
          (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:
               (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;
               (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and
               (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.
     5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.
     6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in

2.

this Section 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall issue the next higher number of full shares of Preferred Stock, issuing a full share with respect to such fractional share.
     7. Expiration Date; Automatic Exercise. This Warrant shall expire upon the earlier of (i) the close of business on March 3, 2010, (ii) three (3) years following the closing of the initial Public Offering of the Company or (iii) upon the closing of a sale of all or substantially all of the Company’s assets, or the merger or consolidation of the Company with or into another corporation (other than a merger or consolidation for the principle purpose of changing the domicile of the Company) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company (collectively a “Merger”) where the sole consideration issued to stockholders of the Company is cash and shall be void thereafter (the “Expiration Date”). Notwithstanding the term of this Warrant fixed pursuant to this Section 7 and provided Holder has received advance notice of at least twenty (20) days and has not earlier converted, this Warrant shall automatically be converted pursuant to Section 4 hereof, without any action by Holder upon a Merger where the consideration issued to the stockholders of the Company is stock, except to the extent assumed by the successor corporation (or parent thereof) in connection with such Merger. In the event that any outstanding warrants to purchase equity securities of the Company are assumed, this Warrant shall also be similarly assumed. Notwithstanding anything to the contrary in this Warrant, the Holder may rescind any exercise of its purchase rights after such notice of termination of the proposed transaction if the exercise was otherwise precipitated by such proposed Merger. In the event of such rescission, this Warrant will continue to be exercisable on the same terms and conditions. and shall be void thereafter (the “Expiration Date”). Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to this Section 7. Notwithstanding the foregoing, in the event the Warrant would automatically be deemed to be exercised pursuant to this Section 7, the Company shall not be required to surrender the certificate representing the Shares until such time as the Holder surrenders the Warrant.
     8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.
     9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.
     10. Adjustments for Diluting Issuances. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company are set forth in the Amended and Restated Certificate of Incorporation, as amended from time to time (the “Certificate”), a true and complete copy in its current form which is attached hereto as Exhibit A. Such rights shall not be restated, amended or modified in any manner which affects the Holder differently than the holders of Preferred Stock without such Holder’s prior written consent. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Certificate promptly after the same has been made.
     11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been

3.

purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.
     12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
     13. Notices of Record Date, Etc. In the event of:
          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;
          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or
          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is to be taken.
     14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:
          (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.
          (b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.
          (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Certificate or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity.
          (d) As long as this Warrant is, or any shares of Preferred Stock issued upon exercise of this Warrant or any shares of Common Stock issued upon conversion of such shares of Preferred Stock are, issued and

4.

outstanding, the Company will provide to the Holder the financial and other information described in that certain Loan and Security Agreement No. 352040201 between the Company and Lighthouse Capital Partners IV, L.P. dated as of March 3, 2003.
          (e) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Rights Agreement applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.
          (f) As of the date hereof, the authorized capital stock of the Company consists of (i) 45,000,000 shares of Common Stock, of which 4,943,997 shares are issued and outstanding and 144,303 shares are reserved for issuance upon the exercise of this Warrant with respect to Common Stock and the conversion of the Preferred Stock into Common Stock if this Warrant is exercised with respect to Preferred Stock, and (ii) 14,700,000 shares of Series A Preferred Stock, of which 14,262,748 are issued and outstanding shares. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.
     15. Registration Rights. Upon the earlier of (x) when the Company next amends its Investors’ Rights Agreement, dated as of April 19, 2002, as it may be amended from time to time (the “Rights Agreement”), or (y) when the Company consummates its initial public offering, the Company will grant to the Holder all the rights of a “Holder” under the Company’s Rights Agreement, including, without limitation, the registration rights contained therein, and agrees to amend the Rights Agreement so that (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable upon exercise of this Warrant shall be “Registrable Securities,” and (ii) the Holder shall be a “Holder” and an “Investor” for the purposes of Section 1 of such Rights Agreement.
     16. No Stockholder Rights. Except as provided in this Warrant, the Holder will not have any rights as a stockholder of the Company until the exercise of this Warrant.
     17. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.
     18. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:
          (a) Investment Purpose. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Holder’s rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
          (b) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.
          (c) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 18.
          (d) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

5.

          (e) Disclosure of Information. The Holder acknowledges that it has received all the information it considers necessary or appropriate for deciding whether to acquire the Preferred Stock or the Preferred Stock issuable upon exercise. The Holder further represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Preferred Stock or the Preferred Stock issuable upon exercise.
          (f) Authorization. Holder represents that it has full power and authority to enter into this Warrant. This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (g) Market Stand-Off Provision. The Holder hereby agrees that it will not, without the prior written consent of the managing underwriter, during the period commencing on the date of the final prospectus relating to the Company’s Initial Public Offering and ending on the date specified by the Company and the underwriter (such period not to exceed one hundred eighty (180) days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether such shares or any such securities are then owned by the Holder or are thereafter acquired), or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. The foregoing provisions of this Section 18(g) shall apply only to the Company’s initial public offering of equity securities, and shall not apply to the sale of any shares to an underwriter pursuant to an underwriting agreement. The underwriters in connection with the Company’s initial public offering are intended third party beneficiaries of this Section 18(g) and shall have the right, power and authority to enforce the provisions hereof as though they were a party hereto. In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Preferred Stock or the Preferred Stock issuable upon exercise until the end of such period.
     19. Notices, Transfers, Etc.
          (a) Any notice or written communication required or permitted to be given to the Holder may be given by certified mail or delivered to the Holder at the address most recently provided by the Holder to the Company.
          (b) Subject to compliance with applicable federal and state securities laws (including, without limitation, the deliver of investment representation letters and legal opinions reasonably requested by the Company) and upon written notice to the Company, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder to an affiliate of Holder, or to any other transferee by providing to the Company notice of the portion of the Warrant being transferred with the name, address and taxpayer identification number of the transferee and surrendering this Warrant to the Company for reissuance to the transferee(s) (and Holder if applicable). The Company shall not require Holder to provide an opinion of counsel if the transfer is to an affiliate of Holder or if there is any other affiliate of Holder or if there is no material question as to the availability of current information as referenced in Rule 144(c), Holder represents that it has complied with Rule 144(d) and (e) in reasonable detail, the selling broker represents that it has complied with Rule 144(f), and the Company is provided with a copy of Holder’s notice of proposed sale. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred. Notwithstanding the foregoing, the Holder shall not be permitted to transfer this Warrant (i) to more than ten (10)

6.

persons or entities or (ii) to a direct competitor of the Company (as defined in good faith by the Company’s Board or Directors).
          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant
     20. No Impairment. Unless otherwise consented to pursuant to the terms of this Warrant, the Company will not, by amendment of its Certificate or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.
     21. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its principles regarding conflicts of laws.
     22. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.
     23. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.
     24. Qualifying Public Offering. If the Company shall effect a firm commitment underwritten public offering of shares of Common Stock which results in the conversion of the Preferred Stock into Common Stock pursuant to the Company’s Certificate in effect immediately prior to such offering, then, effective upon such conversion, this Warrant shall change from the right to purchase shares of Preferred Stock to the right to purchase shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder upon the exercise of this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.
     25. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

Dated: March 10, 2003	Aruba Wireless Networks, Inc.

	By:	/s/ Pankaj Manglik
Name: Pankaj Manglik
Title: CEO

7.

Subscription

To:

Date:

The undersigned hereby subscribes for                                             shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment
For value received                                              hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                                                   its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

Signature

Name for Registration

In the Presence of:

1.

Exhibit C
RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:
Lighthouse Capital Partners IV, L.P.
500 Drake’s Landing Road
Greenbrae, CA 94904-3011
Attn.: Contract Administration
CONSENT TO REMOVAL OF PERSONAL PROPERTY
KNOW ALL PERSONS BY THESE PRESENTS:
     (a) The undersigned has an interest as owner and landlord in that certain real property (the “Real Property”) in the County of Santa Clara, State of California, described as: See Exhibit 1 Attached Hereto For Full Legal Description, and commonly known as 180 Great Oaks Blvd., Suite B, San Jose, California (Parcel No.                    ).
     (b) ARUBA WIRELESS NETWORKS, INC., a Delaware corporation (“Borrower”), has entered into or will enter into a Loan and Security Agreement No. 352040201 with LIGHTHOUSE CAPITAL PARTNERS IV, L.P. (“Lender”) (as amended and supplemented from time to time, the “Agreement”).
     (c) Lender, as a condition to entering into the Agreement, requires that the undersigned consent to the removal by Lender of the equipment and other assets covered by the Agreement (hereinafter the “Equipment”) from the Real Property, no matter how it is affixed thereto, and to the other matters set forth below.
NOW, THEREFORE, for good and sufficient consideration, receipt of which is hereby acknowledged, the undersigned consents to the placing of the Equipment on the Real Property, and agrees with Lender as follows:
     1. The undersigned waives and releases each and every right which undersigned now has, under the laws of the State of California or by virtue of the lease for the Real Property now in effect, to levy or distrain upon for rent, in arrears, in advance or both, or to claim or assert title to the Equipment that is already on said Real Property, or may hereafter be delivered or installed thereon.
     2. The Equipment shall be considered to be personal property and shall not be considered part of the Real Property regardless of whether or by what means it is or may become attached or affixed to the Real Property.
     3. The undersigned will permit Lender, or its agent or representative, to enter upon the Real Property for the purpose of exercising any right it may have under the terms of the Lease Agreement or otherwise, including, without limitation, the right to remove the Equipment; provided, however, that if Lender, in removing the Equipment damages any improvements of the undersigned on the Real Property, Lender will, at its expense, cause same to be repaired, normal wear and tear excepted. The right of Lender to enter the Real Property shall not terminate until thirty (30) days after Lender receives written notice from the undersigned of the termination of the Lease.
     4. This agreement shall be binding upon the heirs, successors and assigns of the undersigned and shall inure to the benefit of Lender and its successors and assigns.

1

IN WITNESS WHEREOF, the undersigned has executed this instrument this                     day of                                      ,                      .

LANDLORD	Notarial Acknowledgment required.

By:

Name:

Title:

Company Name:

Street Address:

City, State, Zip:

Phone:

Fax:

E-mail:

Attach Legal Description of the Real Property

2

Exhibit D
LOAN AGREEMENT SUPPLEMENT NO.01
     LOAN AGREEMENT SUPPLEMENT NO.       , dated                                  (“Supplement”), to the Loan and Security Agreement No. 352040201 dated as of March 3, 2003 (the “Agreement”) by and between ARUBA WIRELESS NETWORKS, INC., a Delaware corporation (the “Borrower”), and LIGHTHOUSE CAPITAL PARTNERS IV, L.P. (the “Lender”).
     Capitalized terms used herein but not otherwise defined herein are used with the respective meanings given to such terms in the Agreement.
     The amount being advanced under this Supplement is $                     . The Loan Commencement Date is                     . The Funding Date shall be the date the amount to be advanced hereunder is disbursed to the Borrower and shall be set forth in the Summary of Loan Agreement Supplement.
     Attached as Annex A hereto is a list of equipment added to the Collateral financed under the Agreement. This Collateral is located at:                    .
     Attached as Annex B hereto is the Stipulated Loan Value Table which sets forth the schedule of Stipulated Loan Values with respect to the Loan.
     Attached as Annex C hereto is the Summary of Loan Agreement Supplement.
     Borrower hereby certifies that (a) the foregoing information is true and correct and authorizes Lender to endorse in its books and records, the Loan Factor applicable to the Loan contemplated in this Loan Agreement Supplement and the principal amount set forth in the Summary of Loan Agreement Supplement; (b) the representations and warranties made by Borrower in Section 5 of the Loan Agreement and in the other Loan Documents are true and correct on the date hereof and will be true and correct on the Funding Date; (c) Borrower has met or will by the Funding Date (except to the extent they relate specifically to any earlier date, in which case such representations and warranties shall continue to have been true and correct as of such date) meet all conditions set forth in Section 3 of the Loan Agreement; (d) Borrower is now, and on the Funding Date will be, in compliance with the covenants and the requirements contained in Sections 6 and 7 of the Loan Agreement; and (e) no Default or Event of Default has occurred and is continuing under the Loan Agreement.
     This Supplement is being delivered in the State of California.
     This Supplement may be executed by Borrower and Lender in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
     IN WITNESS WHEREOF, Borrower and Lender have caused this Supplement to be duly executed and delivered as of this day and year first above written.

BORROWER:	LENDER:

ARUBA WIRELESS NETWORKS, INC.	LIGHTHOUSE CAPITAL PARTNERS IV, L.P.

By:	By:	LIGHTHOUSE MANAGEMENT

PARTNERS IV, L.L.C., its general partner
Name:

By:

Title:

Name:

Annex A- List of Collateral

Annex B — Stipulated Loan Value	Title:

Annex C — Summary of Loan Agreement Supplement

Annex A
     The following represent further specific descriptions of the Collateral:
List of Collateral

Annex B
STIPULATED LOAN VALUE TABLE
TO
LOAN AGREEMENT SUPPLEMENT NO.
To LOAN AND SECURITY AGREEMENT NO. 352040201, dated March 3, 2003 (“Agreement”), by and between LIGHTHOUSE CAPITAL PARTNERS W, L.P., a Delaware limited partnership (“Lends”), and ARUBA WIRELESS NETWORKS, INC., a Delaware corporation (“Borrower”).
(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)
     Stipulated Loan Value. The Stipulated Loan Value for each item of Equipment is the Stated Cost for the item(s) multiplied by Stipulated Loan Value Percentage for the appropriate Payment Number.

	Stipulated		Stipulated
Rent	Loss	Rent	Loss
Payment	Value	Payment	Value
Number	Percentage	Number	Percentage
1-4	112.00%	22	60.83%
5	109.16%	23	57.99%
6	106.31%	24	55.14%
7	103.47%	25	52.30%
8	100.63%	26	49.46%
9	97.79%	27	46.61%
10	94.94%	28	43.77%
11	92.10%	29	40.93%
12	89.26%	30	38.09%
13	86.41%	31	35.24%
14	83.57%	32	32.40%
15	80.73%	33	29.56%
16	77.89%	34	26.71%
17	75.04%	35	23.87%
18	72.20%	36	21.03%
19	69.36%	37	18.19%
20	66.51%	38	15.34%
21	63.67%	39 and thereafter	12.50%

*	Each Stipulated Loan Value amount assumes payment of all Scheduled Payments due on or before the indicated Payment Date.

Borrower’s Initials:	Lender’s Initials:

Annex C
SUMMARY OF LOAN AGREEMENT SUPPLEMENT NO.          ; to
LOAN AND SECURITY AGREEMENT NO. 352040201 dated March 3, 2003 (“Agreement”), by and between LIGHTHOUSE CAPITAL PARTNERS IV, L.P. (“Lender”) and
ARUBA WIRELESS NETWORKS, INC., a Delaware corporation (“Borrowed”)
(All capitalized terms not otherwise defined herein shall have the meanings given to such terms in the Agreement.)

Funding Date:	, 200

Loan Commencement Date:	, 200

Original Loan Amount:	$

Interim Payment:	$

Loan Factor:	Months 1-3: %

Months 4-39: %

Scheduled Payments*:	3 payments of $ each, payable monthly in advance, followed by 36 payments of $ each, payable monthly in advance.
Final Payment*:	An additional amount equal to the Final Payment Percentage multiplied by the original Loan Amount then in effect, shall be paid on the Maturity Date with respect to such Loan.

LENDER:

LIGHTHOUSE CAPITAL PARTNERS IV, L.P.

By:	LIGHTHOUSE MANAGEMENT
PARTNERS IV, L.L.C., its general partner

By:

Name:

Title:

Exhibit E
ANCILLARY DOCUMENTS
Officer’s Certificate
Insurance Request form

ArubaWireless Networks, Inc.
OFFICER’S CERTIFICATE
     The undersigned,                                    , hereby certifies that:
     1. He/She is the duly elected and acting                                     of Aruba Wireless Networks, Inc., a Delaware corporation (the “Company”).
     2. That on the date hereof, each person listed below holds the office in the Company indicated opposite his or her name and that the signature appearing thereon is the genuine signature of each such person:

NAME	OFFICE	SIGNATURE

     3. Attached hereto as Exhibit A is a true and correct copy of the Amended and Restated Certificate of Incorporation of the Company, as amended, as in effect as of the date hereof.
     4. Attached hereto as Exhibit B is a true and correct copy of the Bylaws of the Company, as amended, as in effect as of the date hereof.
     5. Attached hereto as Exhibit C is a copy of the resolutions of the Board of Directors of the Company authorizing and approving the Company’s execution, delivery and performance of a loan facility with Lighthouse Capital Partners IV, L.P.
     IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate on                     .

ArubaWireless Networks, Inc.

By:

Name:

Title:

     I, the                                     of the Company, do hereby certify that           is the duly qualified, elected and acting                                     of the Company and that the above signature is his or her genuine signature.
     IN WITNESS WHEREOF, the undersigned has executed and delivered this Officer’s Certificate on                     .

ArubaWireless Networks, Inc.

By:

Name:

Title:

EVIDENCE OF INSURANCE
RE:	Loan and Security Agreement No. 352040201 (“Agreement”)
Please submit the attached Certificate of Insurance to your Insurance Broker as soon as possible.
Please note that the Certificate of Insurance is required prior to funding.

To:	Broker: Please prepare a Certificate of Insurance as described and
From: Aruba Wireless Networks, Inc.	send to Certificate Holder via fax and regular mail below.

CERTIFICATE OF INSURANCE	DATE (MM/DD/YY

PRODUCER	THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW.

INSURERS AFFORDING COVERAGE

INSURED	INSURER A:

INSURER B:

Aruba Wireless Networks, Inc.	INSURER C:

     COVERAGES

THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED, NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAYBE ISSUED OR MAY PERTAIN. THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. AGGREGATE LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR			EFFECTIVE	EXPIRATION DATE
I.TR	TYPE OF INSURANCE	POLICY NUMBER	DATE(MM/DD/YY)	(MM/DD/YY)	LIMITS

	X GENERAL LIABILITY				EACH OCCURRENCE	$2,000,000

	COMMERCIAL GENERAL LIABILITY				FIRE DAMAGE (Any one fire)	$included

	CLAIMS MADE X OCCUR				MED EXP (Any one Person)	$10,000

					PERSONAL &ADV INJURY	$1,000,000

A	GEN’L AGGREGATE LIMIT APPLIES PER				GENERAL AGGREGATE	$2,000,000

	POLICY PROJECT LOC				PRODUCTS-COM/OP AGG	$2,000,000

	AUTOMOBILE LIABILITY ANY AUTO				COMBINED SINGLE LIMIT (Ea accident)	$

	ALL OWNED AUTOS SCHEDULED AUTOS				BODILY INJURY (Per person)	$

	HIRED AUTOS NON OWNED AUTOS				BODILY INJURY (Per accident)	$

					PROPERTY DAMAGE (Per accident	$

					OTHER THAN EA OCC	$

					AUTOONLY AGG	$

	EXCESS LIABILITY				EACH OCCURRENCE

	OCCUR CLAIMS MADE				AGGREGATE

	DEDUCTIBLE					$

A	RETENTION $					$

$

A	OTHER Business Personal Properly				Limit: $1,750,000	“All Risk” of Direct Physical Loss or Damage( Subject to Policy Exclusions & Terms)

DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPECIAL PROVISIONS
Lighthouse Capital Partners is named as Additional Insured and Loss Payee.

CERTIFICATE HOLDER

Lighthouse Capital Partners 500 Drake’s Landing Road Greenbrae, CA. 94904-3011 Attn: Contract Administration Fax: 415-925-3387 Phone: 415-464-5900		SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, THE ISSUING INSURER WILL ENDEAVOR TOMAIL 30 DAYS WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED TO THE LEFT. BUT FAILURE TO DO SO SHALL IMPOSE NO OBLIGATION OR LIABILITY OF ANY KIND UPON THE INSURER, ITS AGENTS OR REPRESENTATIVES.

SCHEDULE 1
EXISTING LIENS
[TO BE PROVIDED BY BORROWER]

SCHEDULE 2
SUBSIDIARIES
[TO BE PROVIDED BY BORROWER]

THIS WARRANT AND THE SECURITIES ISSUED UPON ITS EXERCISE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.
PREFERRED STOCK PURCHASE WARRANT

Warrant No. B-3	Number of Shares: 41,667 Series B Preferred Stock
Aruba Wireless Networks, Inc.
Effective as of May 18, 2004
Void after May 18, 2011
     1. Issuance. This Preferred Stock Purchase Warrant (the “Warrant”) is issued to Lighthouse Capital Partners IV, L.P. (“Lighthouse”) by Aruba Wireless Networks, Inc., a Delaware corporation (hereinafter with its successors called the “Company”). All capitalized terms used herein, but not defined herein, shall have the meaning ascribed to such terms under that certain Loan and Security Agreement No.3522 between Company and Lighthouse of even date herewith (the “Agreement”).
     2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $1.20 (the “Purchase Price”), 41,667 fully paid and nonassessable shares of the Company’s Series B Preferred Stock, $0.0001 par value (the “Preferred Stock”).
Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.
     3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.
     4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

1.

X=	Y(A-B)
A

where:	X =	the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

	Y =	the number of shares of Preferred Stock in respect of which the net issue election is made pursuant to this Section 4.

	A =	the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this Section 4.

	B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.
          “Fair Market Value” of a share of Preferred Stock (or fully paid and nonassessable shares of the Company’s common stock, $0.0001 par value (the “Common Stock”) if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the “Determination Date”) shall mean:
          (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.
          (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:
               (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;
               (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and
               (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.
     5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.
     6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant, but in lieu of any such fractional shares the Company shall make a cash payment therefor on the basis of the Purchase Price.

2.

     7. Expiration Date; Automatic Exercise. This Warrant shall expire on the first to occur of (i)the close of business on May 18, 2011, and (ii) the third anniversary of the initial Public Offering of the Company’s securities, and shall be void thereafter (the “Expiration Date”). Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence. Notwithstanding the term of this Warrant fixed pursuant to this Section 7 and provided Holder has received advance notice of at least twenty (20) days and has not earlier converted, this Warrant shall automatically be converted pursuant to Section 4 hereof, without any action by Holder, upon the closing of a sale of all or substantially all of the Company’s assets, or the merger or consolidation of the Company with or into another corporation (other than a merger or consolidation for the principal purpose of changing the domicile of the Company) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company (a "Merger”), except to the extent assumed by the successor corporation (or parent thereof) in connection with such Merger. In the event that any outstanding warrants to purchase equity securities of the Company are assumed, this Warrant shall also be similarly assumed. Notwithstanding anything to the contrary in this Warrant, the holder may rescind any exercise of its purchase rights after any notice of termination of the proposed transaction if the exercise of this Warrant occurred after the Company notified the Holder that the Merger was proposed or if the exercise was otherwise precipitated by such proposed Merger. In the event of such rescission, this Warrant will continue to be exercisable on the same terms and conditions. Notwithstanding the foregoing, in the event the Warrant is automatically deemed to be exercised pursuant to this Section 7, the Company shall not be required to surrender the certificate representing the Preferred Stock until such time as the Holder surrenders the Warrant.
     8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.
     9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.
     10. Adjustments for Diluting Issuances. The antidilution rights applicable to the Preferred Stock of the Company are set forth in the Company’s Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete current copy of which is attached hereto as Exhibit A. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.
     11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the

3.

Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock and other than any Merger that results in the automatic exercise of this Warrant pursuant to Section 7 hereof), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.
     12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
     13. Notices of Record Date, Etc. In the event of:
          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;
          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or
          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is to be taken.
     14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by the Holder on the basis of the following representations, warranties and covenants made by the Company:
          (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.
          (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity (other than any applicable consents, approvals or securities laws filings, which will be obtained or filed in a timely manner).
          (d) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under Section 2.1 of the Amended and Restated Investor Rights Agreement (the “Amended Rights Agreement”) applicable to the Preferred Stock if Holder

4.

were a holder of that number of shares issuable upon full exercise of this Warrant; provided the rights under this Section 14(d) shall terminate upon the initial Public Offering of the Company’s securities.
          (e) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.
          (f) As of the date hereof, the authorized capital stock of the Company consists of (i) 55,000,000 shares of Common Stock, of which 8,891,051 shares are issued and outstanding, (ii) 14,444,551 shares of Series A Preferred Stock, of which 14,262,748 are issued and outstanding shares and (iii) 19,000,000 shares of Series B Preferred Stock, of which 18,333,333 are issued and outstanding. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current summary capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.
     15. Registration Rights. As soon as reasonably practicable, the Company shall cause the Holder to become party to the Company’s Amended Rights Agreement, such that Holder shall be entitled to all rights and privileges under Section 1 only of the Amended Rights Agreement as a “Holder” and “Investor” thereunder and the Preferred Stock issuable upon exercise of this Warrant (and Common Stock issued upon conversion of such Preferred Stock) shall be “Registrable Securities,” under the Amended Rights Agreement.
     16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.
     17. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:
          (a) Authorization. The Holder represents that it has full power and authority to enter into this Warrant. This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) Investment Purpose. This Warrant and the Preferred Stock issuable upon exercise of the Warrant is and will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
          (c) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.
          (d) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.
          (e) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

5.

     18. Notices, Transfers, Etc.
          (a) All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 18): If to the Company:
Aruba Wireless Networks, Inc.
180 Great Oaks Boulevard
San Jose, CA 95119
Attention: Duston Williams
If to Holder:
Lighthouse Capital Partners IV, L.P.
500 Drake’s Landing Road
Greenbrae, CA 94904-3011
Attn: Contract Administration
          (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.
          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant
     19. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.
     20. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder (except as provided herein) of the Company. No dividends (except a stock dividend) or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder, until, and only to the extent that, this Warrant shall have been exercised.
     21. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its principles regarding conflicts of laws.

6.

     22. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.
     23. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.
     24. Conversion to Common Stock. If prior to the exercise in full of this Warrant, all of the Preferred Stock shall have been converted into Common Stock pursuant to the Company’s Articles in effect immediately prior to such conversion, then, effective upon such conversion, this Warrant shall be exercisable only for shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder if the Holder had exercised this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.
     25. Market Stand-Off. The Holder hereby agrees that, to the extent requested by the Company or an underwriter of securities of the Company and provided all officers and directors of Company enter into similar agreements, it shall not sell or otherwise transfer or dispose of any Preferred Stock or Common Stock (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eighty (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Common Stock sold pursuant to such registration statement. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Preferred Stock issuable upon exercise of this Warrant (and Common Stock issued upon conversion of such Preferred Stock) and to impose stop transfer instructions with respect to such Preferred Stock and Common Stock.

7.

     26. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.
     Dated: May 18, 2004

Aruba Wireless Networks, Inc.

By:	/s/ Duston Williams

Name:	Duston Williams
Title:	CFO
Agreed and Accepted:
Lighthouse Capital Partners IV, L.P.
By: Lighthouse Management Partners IV, L.L.C.,
      its general partner
By: /s/ Thomas Conneely
Name: Thomas Conneely
Title: Vice President

8.

Subscription
To:
Date:
The undersigned hereby represents and warrants that the Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The undersigned hereby subscribes for _________ shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Net Issue Election Notice

To:	Date:
The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant.
Net Exercise the attached Warrant with respect to __________ shares of Preferred Stock.
The undersigned hereby represents and warrants that the Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment
For value received                                              hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                             its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

Signature

Name for Registration

In the Presence of:

1.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.
PREFERRED STOCK PURCHASE WARRANT

Warrant No. B-4	Number of Shares: 222,222
Series B Preferred Stock
Aruba Wireless Networks, Inc.
Effective as of May 18, 2004
Void after May 18, 2011
     1. Issuance. This Preferred Stock Purchase Warrant (the “Warrant”) is issued to Lighthouse Capital Partners IV, L.P. (“Lighthouse”) by Aruba Wireless Networks, Inc., a Delaware corporation (hereinafter with its successors called the “Company”). All capitalized terms used herein, but not defined herein, shall have the meaning ascribed to such terms under that certain Loan and Security Agreement No.3522 between Company and Lighthouse of even date herewith (the “Agreement”).
     2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share of $1.20 (the “Purchase Price”), 222,222 fully paid and nonassessable shares of the Company’s Series B Preferred Stock, $0.0001 par value (the “Preferred Stock”).
Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.
     3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.
     4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

1.

X= Y(A-B)
     A

where:	X =	the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

	Y =	the number of shares of Preferred Stock covered by this Warrant in respect of which the net issue election is made pursuant to this Section 4.

	A =	the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this Section 4.

	B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.
               “Fair Market Value” of a share of Preferred Stock (or fully paid and nonassessable shares of the Company’s common stock, $0.0001 par value (the “Common Stock”) if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the “Determination Date”) shall mean:
               (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.
               (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:
                    (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;
                    (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and
                    (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.
     5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.
     6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Purchase Price.

2.

     7. Expiration Date; Automatic Exercise. This Warrant shall expire on the earlier to occur of (i) the close of business on May 18, 2011, and (ii) the third anniversary of the initial Public Offering of the Company’s securities, and shall be void thereafter (the “Expiration Date”). Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence. Notwithstanding the term of this Warrant fixed pursuant to this Section 7 and provided Holder has received advance notice of at least twenty (20) days and has not earlier converted, this Warrant shall automatically be converted pursuant to Section 4 hereof, without any action by Holder, upon the closing of a sale of all or substantially all of the Company’s assets, or the merger or consolidation of the Company with or into another corporation (other than a merger or consolidation for the principal purpose of changing the domicile of the Company) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company (a “Merger”), except to the extent assumed by the successor corporation (or parent thereof) in connection with such Merger. In the event that any outstanding warrants to purchase equity securities of the Company are assumed, this Warrant shall also be similarly assumed. Notwithstanding anything to the contrary in this Warrant, the holder may rescind any exercise of its purchase rights after any notice of termination of the proposed transaction if the exercise was otherwise precipitated by such proposed Merger. In the event of such recission, this Warrant will continue to be exercisable on the same terms and conditions. Notwithstanding the foregoing, in the event the Warrant is automatically deemed to be exercised pursuant to this Section 7, the Company shall not be required to surrender the certificate representing the Preferred Stock until such time as the Holder surrenders the Warrant.
     8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock, free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.
     9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.
     10. Adjustments for Diluting Issuances. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company are set forth in the Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy of which, in their current form, are attached hereto as Exhibit A. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.
     11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the

3.

Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock and other than any Merger that results in the automatic exercise of this Warrant pursuant to Section 7 hereof), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.
     12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
     13. Notices of Record Date, Etc. In the event of:
          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;
          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or
          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is to be taken.
     14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by the Holder on the basis of the following representations, warranties and covenants made by the Company:
          (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) The shares of Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.
          (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company or (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity (other than any applicable consents, approvals or securities laws filings, which will be obtained or filed in a timely manner).
          (d) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under Section 2.1 of the Amended and Restated Investor Rights Agreement (the “Amended Rights Agreement”) applicable to the Preferred Stock if Holder

4.

Were a holder of that number of shares issuable upon full exercise of this Warrant; provided the rights under this Section 14(d) shall terminate upon the initial Public Offering of the Company’s securities.
          (e) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.
          (f) As of the date hereof, the authorized capital stock of the Company consists of (i) 55,000,000 shares of Common Stock, of which 8,891,051 shares are issued and outstanding and (ii) 14, 444,551 shares of Series A Preferred Stock, of which 14,262,748 are issued and outstanding shares and (iii) 19,000,000 shares of Series B Preferred Stock, of which 18,333,333 are issued and outstanding. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.
     15. Registration Rights. As soon as reasonably practicable, the Company shall cause the Holder to become party to the Company’s Amended Rights Agreement, such that Holder shall be entitled to all rights and privileges under Section 1 only of the Amended Rights Agreement as a “Holder” and “Investor” thereunder and the Preferred Stock issuable upon exercise of this Warrant (and Common Stock issued upon conversion of such Preferred Stock) shall be “Registrable Securities,” under the Amended Rights Agreement.
     16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.
     17. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:
          (a) Authorization. The Holder represents that it has full power and authority to enter into this Warrant. This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) Investment Purpose. This Warrant and the Preferred Stock issuable upon exercise of the Warrant is and will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
          (c) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.
          (d) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.
          (e) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

5.

     18. Notices, Transfers, Etc.
          (a) All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 18): If to the Company:
Aruba Wireless Networks, Inc.
180 Great Oaks Boulevard
San Jose, CA 95119
Attention: Duston Williams
If to Holder:
Lighthouse Capital Partners IV, L.P.
500 Drake’s Landing Road
Greenbrae, CA 94904-3011
Attention: Contract Administration
          (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.
          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant
     19. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.
     20. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder (except as provided herein) of the Company. No dividends (except a stock dividend) or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder, until, and only to the extent that, this Warrant shall have been exercised.

6.

     21. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California without giving effect to its principles regarding conflicts of laws.
     22. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.
     23. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.
     24. Conversion to Common Stock. If prior to the exercise in full of this Warrant, all of the Preferred Stock shall have been converted into Common Stock pursuant to the Company’s Articles in effect immediately prior to such conversion, then, effective upon such conversion, this Warrant shall be exercisable only for shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder if the Holder had exercised this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.
     25. Market Stand-Off. The Holder hereby agrees that, to the extent requested by the company or an underwriter of securities of the Company and provided all officers and directors and greater than one percent (1%) stockholders of Company enter into similar agreements, it shall not sell or otherwise transfer or dispose of any Preferred Stock or Common Stock (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eight (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Common Stock sold pursuant to such registration statement. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Preferred Stock issuable upon exercise of this Warrant (and Common Stock issuable upon conversion of such Preferred Stock) and to impose stop transfer instructions with respect to such Preferred Stock and Common Stock.

7.

     26. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

Dated: May 18, 2004	Aruba Wireless Networks, Inc.

By:

Name:

Title:

Agreed and Accepted:

Lighthouse Capital Partners IV, L.P.

By:	Lighthouse Management Partners IV, L.L.C., its general partner

By:

Name:

Title:

8.

Subscription

To:

Date:

The undersigned hereby represents and warrants that Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The undersigned hereby subscribes for                      shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

9.

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant.
          Net Exercise the attached Warrant with respect to                      shares of Preferred Stock.
The undersigned hereby represents and warrants that Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment

For value received	hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                          its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

Signature

Name for Registration

Mailing Address

In the Presence of:

1.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.
PREFERRED STOCK PURCHASE WARRANT

Warrant No. C-1	Number of Shares (As Determined Below)
Preferred Stock

Aruba Wireless Networks, Inc.
Effective as of May 18, 2004
Void after May 18, 2011
     1. Issuance. This Preferred Stock Purchase Warrant (the “Warrant”) is issued to Lighthouse Capital Partners IV, L.P. (“Lighthouse”) by Aruba Wireless Networks, Inc., a Delaware corporation (hereinafter with its successors called the “Company”). All capitalized terms used herein, but not defined herein, shall have the meaning ascribed to such terms under that certain Loan and Security Agreement No. 3522 between Company and Lighthouse of even date herewith (the “Agreement”).
     2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share equal to the Purchase Price, that number of fully paid and nonassessable shares of the Company’s Next Round Stock equal to Fifty Thousand Dollars ($50,000), divided by the applicable Purchase Price.
In the event of the consummation by the Company of a Merger (as defined in Section 7) prior to the consummation by the Company of the Next Round Financing (as defined below), the Holder shall have the right, in substitution of the rights granted to Holder above in this Section 2, upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a purchase price per share equal to the Adjusted Purchase Price, that number of shares of the Prior Preferred stock equal to Fifty Thousand Dollars ($50,000), divided by the Adjusted Purchase Price.
In addition to, and without limiting the foregoing, in the event the Company does not consummate a Merger or the Next Round Financing on or before May 18, 2005, then the Holder shall have the right on and after that date, upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share equal to the Fair Market Value (on a per share basis as determined in Section 4 hereof) of the Prior Preferred stock on the date of exercise of this Warrant, that number of shares of the Prior Preferred Stock equal to Fifty Thousand Dollars ($50,000), divided by the Fair Market Value (on a per share basis as determined in Section 4 hereof) of the Prior Preferred Stock on the date of exercise of this Warrant.
In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:
          (i) “Adjusted Purchase Price” means the exercise price calculated as follows:

X(B) + Y(C)
X + Y
     X = The number of months (including fractional months) between (A) date of the closing of the sale of the Prior Preferred Stock and (B) the first to occur of (i) the initial Revolving Advance, or (ii) the date of the consummation of a Merger.
     Y = The number of months (including fractional months) between (A) the later of (i) the date of the execution and delivery of the Agreement and (ii) the initial Revolving Advance, and (B) the date of the consummation of a Merger.
     B = $1.20 (subject to adjustment, if any, under the Company’s Certificate of Incorporation).
     C = The value of the per share consideration paid (or to be paid) in such Merger with respect to the Prior Preferred Stock (with the Merger consideration to be valued in accordance with the provisions set forth in the Company’s Articles (as defined in Section 10).
          (ii) “Common Stock” means fully paid and nonassessable shares of the Company’s common stock, $0.0001 par value.
          (iii) “Next Round Financing” means the Company’s next bona fide round of preferred stock equity financing resulting in net aggregate proceeds to the Company in an amount equal to or in excess of $5,000,000.00
          (iv) “Next Round Stock” means the series of the Company’s preferred equity securities issued in connection with the Next Round Financing.
          (v) “Preferred Stock” means those shares of Next Round Stock or Prior Preferred Stock, as the case may be, issued or issuable upon exercise of this Warrant.
          (vi) “Prior Preferred Stock” means the Company’s Series B Preferred Stock, $0.0001 par value per share.
          (vii) “Purchase Price” means (i) in connection with the exercise of this Warrant with respect to Next Round Stock, the lowest price per share paid by an investor for a share of Next Round Stock in connection with the Next Round Financing or (ii) in connection with the exercise of this Warrant with respect to the Prior Preferred Stock, the Adjusted Purchase Price.
          (viii) “Reorganization” has the meaning ascribed to such term in Section 11.
Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.
     3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.
     4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:
X= Y(A-B)
 A

where:	X	=	the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

	Y	=	the number of shares of Preferred Stock in respect of which the net issue election is made pursuant to this Section 4.

	A	=	the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this Section 4.

	B	=	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.
“Fair Market Value” of a share of Preferred Stock (or Common Stock if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the “Determination Date”) shall mean:
     (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.
     (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:
                    (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;
                    (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and
                    (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.
     5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

     6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefore on the basis of the Purchase Price.
     7. Expiration Date; Automatic Exercise. This Warrant shall expire on the earlier to occur of (i) the close of business on May 18, 2011, and (ii) the third anniversary of the initial Public Offering of the Company’s securities, and shall be void thereafter (the “Expiration Date”). Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence. Notwithstanding the term of this Warrant fixed pursuant to this Section 7 and provided Holder has received advance notice of at least twenty (20) days and has not earlier converted, this Warrant shall automatically be converted pursuant to Section 4 hereof, without any action by Holder, upon the closing of a sale of all or substantially all of the Company’s assets, or the merger or consolidation of the Company with or into another corporation (other than a merger or consolidation for the principal purpose of changing the domicile of the Company) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company (a “Merger”), except to the extent assumed by the successor corporation (or parent thereof) in connection with such Merger. In the event that any outstanding warrants to purchase equity securities of the Company are assumed, this Warrant shall also be similarly assumed. Notwithstanding anything to the contrary in this Warrant, the holder may rescind any exercise of its purchase rights after any notice of termination of the proposed transaction if the exercise was otherwise precipitated by such proposed Merger. In the event of such recission, this Warrant will continue to be exercisable on the same terms and conditions. Notwithstanding the foregoing, in the event the Warrant is automatically deemed to be exercised pursuant to this Section 7, the Company shall not be required to surrender the certificate representing the Preferred Stock until such time as the Holder surrenders the Warrant.
     8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Prior Preferred Stock and Common Stock, and will at all times after the Next Round Financing, reserve and keep available such number of shares of Next Round Stock, free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.
     9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. For avoidance of doubt, “Preferred Stock” in this Section 9 means that series of Preferred Stock for which this Warrant is exercised.
     10. Adjustments for Diluting Issuances. The antidilution rights applicable to the Prior Preferred Stock of the Company are set forth in the Company’s Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy of which is attached hereto as Exhibit A. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.
     11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Next Round Stock or, at Holder’s option if the Next Round Financing has not closed, the Prior Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock and other than any Merger that results in the automatic exercise of this Warrant pursuant to Section 7 hereof), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.
     12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, in accordance with the Company’s Certificate of Incorporation, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
     13. Notices of Record Date, Etc. In the event of:
          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;
          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or
          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is to be taken.
     14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:
          (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) The shares of Prior Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. The shares of Next Round Stock, when authorized, shall be duly authorized and reserved for issuance by Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

          (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company or (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity (other than any applicable consents, approvals or securities laws filings, which will be obtained or filed in a timely manner).
          (d) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under Section 2.1 of the Amended and Restated Investor Rights Agreement (the “Amended Rights Agreement”) applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant; provided the rights under this Section 14(d) shall terminate upon the initial Public Offering of the Company’s securities.
          (e) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Prior Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.
          (f) As of the date hereof, the authorized capital stock of the Company consists of (i) 55,000,000 shares of Common Stock, of which 8,891,051 shares are issued and outstanding and (ii) 14, 444,551 shares of Series A Preferred Stock, of which 14,262,748 are issued and outstanding shares and (iii) 19,000,000 shares of Series B Preferred Stock, of which 18,333,333 are issued and outstanding. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.
     15. Registration Rights. As soon as reasonably practicable, the Company shall cause the Holder to become party to the Company’s Amended Rights Agreement, such that Holder shall be entitled to all rights and privileges under Section 1 only of the Amended Rights Agreement as a “Holder” and “Investor” thereunder and the Preferred Stock issuable upon exercise of this Warrant (and Common Stock issued upon conversion of such Preferred Stock) shall be “Registrable Securities,” under the Amended Rights Agreement.
     16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder.
     17. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:
          (a) Authorization. The Holder represents that it has full power and authority to enter into this Warrant. This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) Investment Purpose. This Warrant and the Preferred Stock issuable upon exercise of the Warrant is and will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
          (c) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

          (d) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.
          (e) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.
     18. Notices, Transfers, Etc.
          (a) All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 18): If to the Company:
Aruba Wireless Networks, Inc.
180 Great Oaks Boulevard
San Jose, CA 95119
Attention: Duston Williams
If to Holder:
Lighthouse Capital Partner IV, L.P.
500 Drake’s Landing Road
Greenbrae, CA 94904-3011
Attn: Contract Administration
          (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.
          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.
     19. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

     20. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder (except as provided herein) of the Company. No dividends (except a stock dividend) or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder, until, and only to the extent that, this Warrant shall have been exercised.
     21. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.
     22. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.
     23. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.
     24. Conversion to Common Stock. If prior to the exercise in full of this Warrant, all of the Preferred Stock shall have been converted into Common Stock pursuant to the Company’s Articles in effect immediately prior to such conversion, then, effective upon such conversion, this Warrant shall be exercisable only for shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder if the Holder had exercised this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.
     25. Market Stand-Off. The Holder hereby agrees that, to the extent requested by the company or an underwriter of securities of the Company and provided all officers and directors and greater than one percent (1%) stockholders of Company enter into similar agreements, it shall not sell or otherwise transfer or dispose of any Preferred Stock or Common Stock (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eight (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Common Stock sold pursuant to such registration statement. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Preferred Stock issuable upon exercise of this Warrant (and Common Stock issuable upon conversion of such Preferred Stock) and to impose stop transfer instructions with respect to such Preferred Stock and Common Stock.

     26. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

Dated: May 18, 2004	Aruba Wireless Networks, Inc.

	By:	/s/ Duston Williams

	Name:	Duston Williams
	Title:	CFO
Agreed and Accepted:
Lighthouse Capital Partners IV, L.P.

By:	Lighthouse Management Partners IV, L.L.C., its general partner

By: Name:	/s/ Thomas Conneely Thomas Conneely
Title:	Vice President

Subscription

To:

Date:

     The undersigned hereby represents and warrants that Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The undersigned hereby subscribes for                                          shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant.
          Net Exercise the attached Warrant with respect to                      shares of Preferred Stock.
The undersigned hereby represents and warrants that Representations and Warranties in Section 7 hereof are true and correct as of the date hereof. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment
For value received                                                                                                       hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                                              its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

Signature

Name for Registration

Mailing Address

In the Presence of:

1.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.
PREFERRED STOCK PURCHASE WARRANT

Warrant No. C-2	Number of Shares (As Determined Below)
Preferred Stock
Aruba Wireless Networks, Inc.
Effective as of May 18, 2004
Void after May 18, 2011
     1. Issuance. This Preferred Stock Purchase Warrant (the “Warrant”) is issued to Lighthouse Capital Partners IV, L.P. (“Lighthouse”) by Aruba Wireless Networks, Inc., a Delaware corporation (hereinafter with its successors called the “Company”). All capitalized terms used herein, but not defined herein, shall have the meaning ascribed to such terms under that certain Loan and Security Agreement No. 3522 between Company and Lighthouse of even date herewith (the “Agreement”).
  2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share equal to the applicable Purchase Price, that number of fully paid and nonassessable shares of the Company’s Next Round Stock equal to (A) One Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($133,333.33) plus (B) four percent (4%) of the aggregate principal amount of the Working Capital Advances drawn during the Second Borrowing Period, divided by (C) the applicable Purchase Price.
In the event of the consummation by the Company of a Merger (as defined in Section 7) prior to the consummation by the Company of the Next Round Financing (as defined below), the Holder shall have the right, in substitution of the rights granted to Holder in above in this Section 2, upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share equal to the applicable Purchase Price, that number of shares of the Prior Preferred Stock equal to (A) One Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($133,333.33) plus (B) four percent (4%) of the aggregate principal amount of the Working Capital Advances drawn during the Second Borrowing Period, divided by (C) the applicable Purchase Price.
In addition to, and without limiting the foregoing, in the event the Company does not consummate a Merger or the Next Round Financing on or before May 18, 2005, then the Holder shall have the right on and after that date, upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at price per share equal to the Fair Market Value (on a per share basis as determined in Section 4 hereof) of the Prior Preferred Stock on the date of exercise of this Warrant, that number of shares of the Prior Preferred Stock equal to (A) One Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($133,333.33) plus (B) four percent (4%) of the aggregate principal amount of the Working Capital Advances drawn during the Second Borrowing Period, divided by the Fair Market Value (on a per share basis as determined in Section 4 hereof) of the Prior Preferred Stock on the date of exercise of this Warrant.

1.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:
                                 (i) “Adjusted Purchase Price” means the exercise price calculated as follows:
X(B) + Y(C)
X + Y
     X = The number of months (including fractional months) between (A) date of the last closing of the sale of the Prior Preferred Stock and (B) the first to occur of (i) the initial Working Capital Advance during the Second Borrowing Period, or (ii) the date of the consummation of a Merger.
     Y = The number of months (including fractional months) between (A) the later of (i) the date of the execution and delivery of the Agreement and (ii) the initial Working Capital Advance during the Second Borrowing Period, and (B) the first to occur of (i) the date of the consummation of the sale of the Next Round Stock, (ii) the date of the consummation of a Merger.
     B = $1.20 (subject to adjustment, if any, under the Company’s Certificate of Incorporation).
     C = (A) The Next Round Price (subject to adjustment, if any, under the Company’s Certificate of Incorporation, as amended), or, (B) if any portion of the Warrant is exercised in connection with a Merger prior to the date of the consummation of the sale of the Next Round Stock, C shall equal the value of the per share consideration paid (or to be paid) in such Merger with respect to the Prior Preferred Stock (with the Merger consideration to be valued in accordance with the provisions set forth in the Company’s Articles (as defined in Section 10).
               (ii) “Common Stock” means fully paid and nonassessable shares of the Company’s common stock, $0.0001 par value.
               (iii) “Next Round Financing” means the Company’s next bona fide round of preferred stock equity financing resulting in net aggregate proceeds to the Company in an amount equal to or in excess of $5,000,000.00.
               (iv) “Next Round Stock” means the class or series of the Company’s preferred equity securities issued in connection with the Next Round Financing.
               (v) “Preferred Stock” means those shares of Next Round Stock or Prior Preferred Stock, as the case may be, issued or issuable upon exercise of this Warrant.
               (vi) “Prior Preferred Stock” means the Company’s Series B Preferred Stock, $0.0001 par value per share.
               (vii) “Purchase Price” means (A) in connection with the exercise of this Warrant with respect to Next Round Stock, (i) the lowest price per share paid by an investor for a share of Next Round Stock in connection with the Next Round Financing if the sale of the Next Round Stock is consummated before the initial Working Capital Advance during the Second Borrowing Period is made, and (ii) the Adjusted Purchase Price if the sale of the Next Round Stock is consummated after the initial Working Capital Advance during the Second Borrowing Period is made, or (B) in connection with the exercise of this Warrant with respect to the Prior Preferred Stock in connection with a Merger, the Adjusted Purchase Price.
               (viii) “Reorganization” has the meaning ascribed to such term in Section 11.

2.

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.
     3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.
     4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:
X= Y(A-B)
 A

where:	X =	the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

	Y =	the number of shares of Preferred Stock in respect of which the net issue election is made pursuant to this Section 4.

	A =	the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this Section 4.

	B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.
“Fair Market Value” of a share of Preferred Stock (or Common Stock if the Preferred Stock has been automatically converted into Common Stock $0.0001) as of the date that the net issue election is made (the “Determination Date”) shall mean:
     (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.
     (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:
               (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

3.

               (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and
               (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.
     5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.
     6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant, but in lieu of any Purchase Price.
     7. Expiration Date; Automatic Exercise. This Warrant shall expire on the earlier to occur of (i) the close of business on May 18, 2011, and (ii) the third anniversary of the initial Public Offering of the Company’s securities, and shall be void thereafter (the “Expiration Date”). Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence. Notwithstanding the term of this Warrant fixed pursuant to this Section 7 and provided Holder has received advance notice of at least twenty (20) days and has not earlier converted, this Warrant shall automatically be converted pursuant to Section 4 hereof, without any action by Holder, upon the closing of a sale of all or substantially all of the Company’s assets, or the merger or consolidation of the Company with or into another corporation (other than a merger or consolidation for the principal purpose of changing the domicile of the Company) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company (a “Merger”), except to the extent assumed by the successor corporation (or parent thereof) in connection with such Merger. In the event that any outstanding warrants to purchase equity securities of the Company are assumed, this Warrant shall also be similarly assumed. Notwithstanding anything to the contrary in this Warrant, the holder may rescind any exercise of its purchase rights after any notice of termination of the proposed transaction if the exercise was otherwise precipitated by such proposed Merger. In the event of such recission, this Warrant will continue to be exercisable on the same terms and conditions. Notwithstanding the foregoing, in the event the Warrant is automatically deemed to be exercised pursuant to this Section 7, the Company shall not be required to surrender the certificate representing the Preferred Stock until such time as the Holder surrenders the Warrant.
     8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Prior Preferred Stock and Common Stock, and will at all times after the Next Round Financing, reserve and keep available such number of shares of Next Round Stock, free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.
     9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

4.

     For avoidance of doubt, “Preferred Stock” in this Section 9 means that series if Preferred Stock for which this Warrant is exercised.
     10. Adjustments for Diluting Issuances. The antidilution rights applicable to the Prior Preferred Stock of the Company are set forth in the Company’s Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy of which is attached hereto as Exhibit A. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.
     11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Next Round Stock or, at Holder’s option if the Next Round Financing has not closed, the Prior Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock and other than any Merger that results in the automatic exercise of this Warrant pursuant to Section 7 hereof), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.
     12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, in accordance with the Company’s Certificate of Incorporation, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
     13. Notices of Record Date, Etc. In the event of:
          (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;
          (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or
          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is to be taken.
     14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

5.

          (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) The shares of Prior Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. The shares of Next Round Stock, when authorized, shall be duly authorized and reserved for issuance by Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.
          (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company or (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity (other than any applicable consents, approvals or securities laws filings, which will be obtained or filed in a timely manner).
          (d) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under Section 2.1 of the Amended and Restated Investor Rights Agreement (the “Amended Rights Agreement”) applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant; provided the rights under this Section 14(d) shall terminate upon the initial Public Offering of the Company’s securities.
          (e) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Prior Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.
          (f) As of the date hereof, the authorized capital stock of the Company consists of (i) 55,000,000 shares of Common Stock, of which 8,891,051shares are issued and outstanding and (ii) 14, 444,551 shares of Series A Preferred Stock, of which 14,262,748 are issued and outstanding shares and (iii) 19,000,000 shares of Series B Preferred Stock, of which 18,333,333 are issued and outstanding. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.
     15. Registration Rights. As soon as reasonably practicable, the Company shall cause the Holder to become party to the Company’s Amended Rights Agreement, such that Holder shall be entitled to all rights and privileges under Section 1 only of the Amended Rights Agreement as a “Holder” and “Investor” thereunder and the Preferred Stock issuable upon exercise of this Warrant (and Common Stock issued upon conversion of such Preferred Stock) shall be “Registrable Securities,” under the Amended Rights Agreement.
     16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.
     17. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

6.

          (a) Authorization. The Holder represents that it has full power and authority to enter into this Warrant. This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) Investment Purpose. This Warrant and the Preferred Stock issuable upon exercise of the Warrant is and will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
          (c) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.
          (d) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.
          (e) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.
     18. Notices, Transfers, Etc.
          (a) All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 18): If to the Company:
Aruba Wireless Networks, Inc.
180 Great Oaks Boulevard
San Jose, CA 95119
Attention: Duston Williams
If to Holder:
Lighthouse Capital Partners IV, L.P.
500 Drake’s Landing Road
Greenbrae, California 94904-3011
Attn: Contract Administration
          (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof,

7.

and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.
          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.
     19. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.
     20. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder (except as provided herein) of the Company. No dividends (except a stock dividend) or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder, until, and only to the extent that, this Warrant shall have been exercised.
     21. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.
     22. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.
     23. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.
     24. Conversion to Common Stock. If prior to the exercise in full of this Warrant, all of the Preferred Stock shall have been converted into Common Stock pursuant to the Company’s Articles in effect immediately prior to such conversion, then, effective upon such conversion, this Warrant shall be exercisable only for shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder if the Holder had exercised this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.
     25. Market Stand-Off. The Holder hereby agrees that, to the extent requested by the company or an underwriter of securities of the Company and provided all officers and directors and greater than one percent (1%) stockholders of Company enter into similar agreements, it shall not sell or otherwise transfer or dispose of any Preferred Stock or Common Stock (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eight (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Common Stock sold pursuant to such registration statement. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the Preferred Stock

8.

issuable upon exercise of this Warrant (and Common Stock issuable upon conversion of such Preferred Stock) and to impose stop transfer instructions with respect to such Preferred Stock and Common Stock.
     26. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.
     Dated: May 18, 2004

Aruba Wireless Networks, Inc.

By:	/s/ Duston Williams

Name:	Duston Williams
Title:	CFO
Agreed and Accepted:
Lighthouse Capital Partners IV, L.P.

By:	Lighthouse Management Partners IV, L.L.C.,
its general partner

By:	/s/ Thomas Conneely

Name:	Thomas Conneely
Title:	Vice President

9.

Subscription

To:

Date:

The undersigned hereby represents and warrants that Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The undersigned hereby subscribes for                      shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

10.

Net Issue Election Notice

To:	Date:

The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant.
     Net Exercise the attached Warrant with respect to                      shares of Preferred Stock.
The undersigned hereby represents and warrants that Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment

For value received	hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                                                                 its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

Signature

Name for Registration

Mailing Address

In the Presence of:

1.

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.
PREFERRED STOCK PURCHASE WARRANT

Warrant No. C-3	Number of Shares (As Determined Below)
Preferred Stock
Aruba Wireless Networks, Inc.
Effective as of May 18, 2004
Void after May 18, 2011
     1. Issuance. This Preferred Stock Purchase Warrant (the “Warrant”) is issued to Lighthouse Capital Partners IV, L.P. (“Lighthouse”) by Aruba Wireless Networks, Inc., a Delaware corporation (hereinafter with its successors called the “Company”). All capitalized terms used herein, but not defined herein, shall have the meaning ascribed to such terms under that certain Loan and Security Agreement No. 3522 between Company and Lighthouse of even date herewith (the “Agreement”).
     2. Purchase Price; Number of Shares. The registered holder of this Warrant (the “Holder”), commencing on the date hereof, is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share equal to the applicable Purchase Price, that number of fully paid and nonassessable shares of the Company’s Next Round Stock equal to (A) One Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($133,333.33) plus (B) four percent (4%) of the aggregate principal amount of the Working Capital Advances drawn during the Third Borrowing Period, divided by (C) the applicable Purchase Price.
In the event of the consummation by the Company of a Merger (as defined in Section 7) prior to the consummation by the Company of the Next Round Financing (as defined below), the Holder shall have the right, in substitution of the rights granted to Holder above in this Section 2, upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a purchase price per share equal to the applicable Purchase Price, that number of shares of the Prior Preferred stock equal to (A) One Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($133,333.33) plus (B) four percent (4%) of the aggregate principal amount of the Working Capital Advances drawn during the Third Borrowing Period, divided by (C) the applicable Purchase Price.
In addition to, and without limiting the foregoing, in the event the Company does not consummate a Merger or the Next Round Financing on or before May 18, 2005, then the Holder shall have the right on and after that date, upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company, at a price per share equal to the Fair Market Value (on a per share basis as determined in Section 4 hereof) of the Prior Preferred stock on the date of exercise of this Warrant, that number of shares of the Prior Preferred Stock equal to (A) One Hundred Thirty Three Thousand Three Hundred Thirty Three Dollars and Thirty Three Cents ($133,333.33) plus (B) four percent (4%) of the aggregate principal amount of the Working Capital Advances drawn during the Third Borrowing Period, divided by the Fair Market Value (on a per share basis as determined in Section 4 hereof) of the Prior Preferred Stock on the date of exercise of this Warrant.

1.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:
                    (i) “Adjusted Purchase Price” means the exercise price calculated as follows:

X(B) + Y(C)

X + Y
     X = The number of months (including fractional months) between (A) date of the closing of the sale of the Prior Preferred Stock and (B) the first to occur of (i) the later of the last Working Capital Advance during the Second Borrowing Period or the first Working Capital Advance during the Third Borrowing Period or (ii) the date of the consummation of a Merger.
     Y = The number of months (including fractional months) between (A) the later of (i) the date of the execution and delivery of the Agreement and (ii) the initial Working Capital Advance during the Third Borrowing Period, and (B) the first to occur of (i) the date of the consummation of the sale of the Next Round Stock, (ii) the date of the consummation of a Merger.
     B = $1.20 (subject to adjustment, if any, under the Company’s Certificate of Incorporation).
     C = (A) The Next Round Price (subject to adjustment, if any, under the Company’s Certificate of Incorporation as amended), or, (B) if any portion of the Warrant is exercised in connection with a Merger prior to the date of the consummation of the sale of the Next Round of Stock, C shall equal the value of the per share consideration to be valued in accordance with the provisions set forth in the Company’s Articles (as defined in Section 10).
          (ii) “Common Stock” means fully paid and nonassessable shares of the Company’s common stock, $0.0001 par value.
          (iii) “Next Round Financing” means the Company’s next bona fide round of preferred stock equity financing resulting in net aggregate proceeds to the Company in an amount equal to or in excess of $5,000,000.00
          (iv) “Next Round Stock” means the class or series of the Company’s preferred equity securities issued in connection with the Next Round Financing.
          (v) “Preferred Stock” means those shares of Next Round Stock or Prior Preferred Stock, as the case may be, issued or issuable upon exercise of this Warrant.
          (vi) “Prior Preferred Stock” means the Company’s Series B Preferred Stock, $0.0001 par value per share.
          (vii) “Purchase Price” means (A) in connection with the exercise of this Warrant with respect to Next Round Stock, (i) the lowest price per share paid by an investor for a share of Next Round Stock in connection with the Next Round Financing if the sale of the Next Round Stock is consummated before the initial Working Capital Advance during the Third Borrowing Period is made, and (ii) the Adjusted Purchase Price if the sale of the Next Round Stock is consummated after the initial Working Capital Advance during the Third Borrowing Period is made, or (B) in connection with the exercise of this Warrant with respect to the Prior Preferred Stock in connection with a Merger, the Adjusted Purchase Price.
          (viii) “Reorganization” has the meaning ascribed to such term in Section 11.

2.

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided. The person or persons in whose name or names any certificate representing shares of Preferred Stock is issued hereunder shall be deemed to have become the holder of record of the shares represented thereby as at the close of business on the date this Warrant is exercised with respect to such shares, whether or not the transfer books of the Company shall be closed.
     3. Payment of Purchase Price. The Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.
     4. Net Issue Election. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

X=	Y(A-B)

A

where:	X =	the number of shares of Preferred Stock to be issued to the Holder pursuant to this Section 4.

	Y =	the number of shares of Preferred Stock in respect of which the net issue election is made pursuant to this Section 4.

	A =	the Fair Market Value (defined below) of one share of Preferred Stock, as determined at the time the net issue election is made pursuant to this Section 4.

	B =	the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this Section 4.
“Fair Market Value” of a share of Preferred Stock (or Common Stock if the Preferred Stock has been automatically converted into Common Stock) $0.0001 as of the date that the net issue election is made (the “Determination Date”) shall mean:
     (i) If the net issue election is made in connection with and contingent upon the closing of the sale of the Company’s Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a “Public Offering”), and if the Company’s Registration Statement relating to such Public Offering (“Registration Statement”) has been declared effective by the Securities and Exchange Commission, then the initial “Price to Public” specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.
     (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:
                    (a) If traded on a securities exchange or the Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

3.

               (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and
               (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company’s Board of Directors.
     5. Partial Exercise. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.
     6. Fractional Shares. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor on the basis of the Purchase Price.
     7. Expiration Date; Automatic Exercise. This Warrant shall expire on the earlier to occur of (i) the close of business on May 18, 2011, and (ii) the third anniversary of the initial Public Offering of the Company’s securities, and shall be void thereafter (the “Expiration Date”). Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of Section 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to the preceding sentence. Notwithstanding the term of this Warrant fixed pursuant to this Section 7 and provided Holder has received advance notice of at least twenty (20) days and has not earlier converted, this Warrant shall automatically be converted pursuant to Section 4 hereof, without any action by Holder, upon the closing of a sale of all or substantially all of the Company’s assets, or the merger or consolidation of the Company with or into another corporation (other than a merger or consolidation for the principal purpose of changing the domicile of the Company) that results in the transfer of fifty percent (50%) or more of the outstanding voting power of the Company (a “Merger”), except to the extent assumed by the successor corporation (or parent thereof) in connection with such Merger. In the event that any outstanding warrants to purchase equity securities of the Company are assumed, this Warrant shall also be similarly assumed. Notwithstanding anything to the contrary in this Warrant, the holder may rescind any exercise of its purchase rights after any notice of termination of the proposed transaction if the exercise was otherwise precipitated by such proposed Merger. In the event of such recission, this Warrant will continue to be exercisable on the same terms and conditions. Notwithstanding the foregoing, in the event the Warrant is automatically deemed to be exercised pursuant to this Section 7, the Company shall not be required to surrender the certificate representing the Preferred Stock until such time as the Holder surrenders the Warrant.
     8. Reserved Shares; Valid Issuance. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Prior Preferred Stock and Common Stock, and will at all times after the Next Round Financing, reserve and keep available such number of shares of Next Round Stock, free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.
     9. Stock Splits and Dividends. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination.

4.

     For avoidance of doubt, “Preferred Stock” in this Section 9 means that series of Preferred Stock for which this Warrant is exercised.
     10. Adjustments for Diluting Issuances. The antidilution rights applicable to the Prior Preferred Stock of the Company are set forth in the Company’s Certificate of Incorporation, as amended from time to time (the “Articles”), a true and complete copy of which is attached hereto as Exhibit A. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Articles promptly after the same has been made.
     11. Mergers and Reclassifications. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall thereafter have the right to purchase, at a total price not to exceed that payable upon the exercise of this Warrant in full, the kind and amount of shares of stock and other securities and property receivable upon such Reorganization by a holder of the number of shares of Next Round Stock or, at Holder’s option if the Next Round Financing has not closed, the Prior Preferred Stock which might have been purchased by the Holder immediately prior to such Reorganization, and in any such case appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this Section 11, the term “Reorganization” shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in Section 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock and other than any Merger that results in the automatic exercise of this Warrant pursuant to Section 7 hereof), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company.
     12. Certificate of Adjustment. Whenever the Purchase Price is adjusted, as herein provided, in accordance with the Company’s Certificate of Incorporation, the Company shall promptly deliver to the Holder a certificate of the Company’s chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.
     13. Notices of Record Date, Etc. In the event of:
               (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;
               (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets; or
               (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;
then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least twenty (20) business days prior to the date specified in such notice on which any such action is to be taken.
     14. Representations, Warranties and Covenants. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

5.

               (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized, issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
               (b) The shares of Prior Preferred Stock issuable upon the exercise of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. The shares of Next Round Stock, when authorized, shall be duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.
               (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company’s Articles or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company or (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or (iii) require the consent or approval of or the filing of any notice or registration with any person or entity (other than any applicable consents, approvals or securities laws filings, which will be obtained or filed in a timely manner).
               (d) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under Section 2.1 of the Amended and Restated Investor Rights Agreement (the “Amended Rights Agreement”) applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant; provided the rights under this Section 14(d) shall terminate upon the initial Public Offering of the Company’s securities.
               (e) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Prior Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant.
               (f) As of the date hereof, the authorized capital stock of the Company consists of (i) 55,000,000 shares of Common Stock, of which 8,891,051shares are issued and outstanding and (ii) 14, 444,551 shares of Series A Preferred Stock, of which 14,262,748 are issued and outstanding shares and (iii) 19,000,000 shares of Series B Preferred Stock, of which 18,333,333 are issued and outstanding. Attached hereto as Exhibit B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.
     15. Registration Rights. As soon as reasonably practicable, the Company shall cause the Holder to become party to the Company’s Amended Rights Agreement, such that Holder shall be entitled to all rights and privileges under Section 1 only of the Amended Rights Agreement as a “Holder” and “Investor” thereunder and the Preferred Stock issuable upon exercise of this Warrant (and Common Stock issued upon conversion of such Preferred Stock) shall be “Registrable Securities,” under the Amended Rights Agreement.
     16. Amendment. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.
     17. Representations and Covenants of the Holder. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

6.

          (a) Authorization. The Holder represents that it has full power and authority to enter into this Warrant. This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors’ rights and (ii) laws relating to the availability of specific performance, injunctive relief or other equitable remedies.
          (b) Investment Purpose. This Warrant and the Preferred Stock issuable upon exercise of the Warrant is and will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.
          (c) Accredited Investor. Holder is an “accredited investor” within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.
          (d) Private Issue. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder’s rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company’s reliance on such exemption is predicated on the representations set forth in this Section 17.
          (e) Financial Risk. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.
     18. Notices, Transfers, Etc.
          (a) All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed electronic mail or facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 18): If to the Company:
Aruba Wireless Networks, Inc.
180 Great Oaks Boulevard
San Jose, CA 95119
Attention: Duston Williams
If to Holder:
Lighthouse Capital Partners IV, L.P.
500 Drake’s Landing Road
Greenbrae, CA 94904-3011
Attn: Contract Administration
          (b) Subject to compliance with applicable federal and state securities laws, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Upon surrender of this Warrant to the Company, together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder, the Company shall issue a new warrant of the same denomination to the assignee. Upon surrender of this Warrant to the Company, together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof,

7.

and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.
          (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.
     19. No Impairment. The Company will not, by amendment of its Articles or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.
     20. No Voting or Dividend Rights. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder of the Company or any other matters or any rights whatsoever as a stockholder (except as provided herein) of the Company. No dividends (except a stock dividend) or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder, until, and only to the extent that, this Warrant shall have been exercised.
     21. Governing Law. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of California.
     22. Successors and Assigns. This Warrant shall be binding upon the Company’s successors and assigns and shall inure to the benefit of the Holder’s successors, legal representatives and permitted assigns.
     23. Business Days. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.
     24. Conversion to Common Stock. If prior to the exercise in full of this Warrant, all of the Preferred Stock shall have been converted into Common Stock pursuant to the Company’s Articles in effect immediately prior to such conversion, then, effective upon such conversion, this Warrant shall be exercisable only for shares of Common Stock, and the Holder shall thereupon have the right to purchase, at a total price equal to that payable upon the exercise of this Warrant in full, the number of shares of Common Stock which would have been receivable by the Holder if the Holder had exercised this Warrant for shares of Preferred Stock immediately prior to such conversion of such shares of Preferred Stock into shares of Common Stock, and in such event appropriate provisions shall be made with respect to the rights and interest of the Holder to the end that the provisions hereof (including, without limitation, the provisions for the adjustment of the Purchase Price and of the number of shares purchasable upon exercise of this Warrant and the provisions relating to the net issue election) shall thereafter be applicable to any shares of Common Stock deliverable upon the exercise hereof.
     25. Market Stand-Off. The Holder hereby agrees that, to the extent requested by the company or an underwriter of securities of the Company and provided all officers and directors and greater than one percent (1%) stockholders of Company enter into similar agreements, it shall not sell or otherwise transfer or dispose of any Preferred Stock or Common Stock (other than to donees or partners of the Holder who agree to be similarly bound) for up to one hundred eight (180) days following the effective date of a registration statement of the Company filed under the Securities Act; provided, however, that such agreement shall be applicable only to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering but not to Common Stock sold pursuant to such registration statement. In order to enforce the foregoing covenant, the Company shall have the right to place restrictive legends on the certificates representing the

8.

Preferred Stock issuable upon exercise of this Warrant (and Common Stock issuable upon conversion of such Preferred Stock) and to impose stop transfer instructions with respect to such Preferred Stock and Common Stock.
     26. Value. The Company and the Holder agree that the value of this Warrant on the date of grant is $100.

Dated: May 18, 2004	Aruba Wireless Networks, Inc.

	By:	/s/ Duston Williams

	Name:	Duston Williams
	Title:	CFO
Agreed and Accepted:
Lighthouse Capital Partners IV, L.P.

By:	Lighthouse Management Partners IV, L.L.C., its general partner

By:	/s/ Thomas Conneely

Name:	Thomas Conneely
Title:	Vice President

9.

Subscription

To:

Date:

The undersigned hereby represents and warrants that Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The undersigned hereby subscribes for                      shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Net Issue Election Notice

To:	Date:
The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant.
Net Exercise the attached Warrant with respect to                      shares of Preferred Stock.
The undersigned hereby represents and warrants that Representations and Warranties in Section 17 hereof are true and correct as of the date hereof. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

Signature

Name for Registration

Mailing Address

1.

Assignment

For value received	hereby sells, assigns and transfers unto

[Please print or typewrite name and address of Assignee]

the within Warrant, and does hereby irrevocably constitute and appoint                                                              its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated:

Signature

Name for Registration

Mailing Address

In the Presence of:

1.